UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023 (May 1, 2023)

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2023, Better World Acquisition Corp., a Delaware corporation (“Better World”), Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, “Heritage”), and certain other parties entered into that certain Amendment No. 1 to Business Combination Agreement (the “Amendment”). The Amendment amends certain provisions of that certain Business Combination Agreement, dated as of December 9, 2022 (as amended by the Amendment and as may be further amended, restated and/or supplemented in accordance with its terms, the “Agreement”), by and among Better World, Heritage, Heritage Distilling Group, Inc. (formerly known as HDH Newco, Inc.), a Delaware corporation and a wholly-owned subsidiary of Better World (“Pubco” ), BWA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, HD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, BWA Holdings LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Heritage and Pubco (other than the former Heritage stockholders), and Justin Stiefel, in the capacity as the representative for certain security holders of Heritage, for a proposed business combination among the parties (the “Transaction”). Capitalized terms used and not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Agreement.

The Amendment amends the Agreement to provide for the treatment in the Transaction of the Unsecured Convertible Promissory Notes issued by Heritage between March 8, 2023 and April 1, 2023 in an aggregate invested amount equal to $1,830,000 (not including original issue discount and other fees included in the principal amount thereof). Pursuant to the Amendment, Better World and Heritage also agreed that Heritage would be permitted to issue up to an aggregate invested amount of $4,000,000 (not including original issue discount and other fees included in the principal amount thereof) of additional unsecured convertible promissory notes from time to time prior to the Closing, in each case, upon such terms as Heritage and Better World mutually agree prior to any such issuance.

Other than as expressly modified pursuant to the Amendment, the Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Better World with the Securities and Exchange Commission (the “SEC”) on December 15, 2022, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts, but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Better World’s and Heritage’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Better World and Heritage. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include, without limitation, changes in business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, the inability of the parties to successfully or timely consummate the Transaction; the failure to realize the anticipated benefits of the Transaction; the ability of Better World prior to the Transaction, and Pubco following completion of the Transaction, to maintain (in the case of Better World) and to obtain and maintain (in the case of Pubco) the listing of Better World’s shares prior to the Transaction, and, following the Transaction, Pubco’s shares, on the Nasdaq Capital Market; costs related to the Transaction; the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Agreement by the stockholders of Better World, the risk that the Transaction may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a transaction financing; the outcome of any legal proceedings that may be instituted against Better World or Heritage related to the Transaction; the attraction and retention of qualified directors, officers, employees and key personnel of Better World and Heritage prior to the Transaction, and Pubco following the Transaction; the ability of Pubco to compete effectively in a highly competitive market; the ability to protect and enhance Heritage’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Heritage’s industry; the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger companies that have greater resources, technology, relationships and/or expertise; the future financial performance of Pubco following the Transaction, including the ability of future revenues to meet projected annual projections; the ability of Pubco to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; Pubco’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements, product sales and/or services; Heritage’s ability to execute its business plans and strategy; Pubco’s ability to secure the attention and focus of its distributor and retailer buyers to support the level of growth anticipated in Pubco’s business plans; Pubco’s ability to negotiate terms with Native American tribes in accordance with Pubco’s business plans; the potential difficulty of enforcing certain provisions in agreements with Native American tribes due to their sovereign status; the ability to ensure product consistency, quality control and presentation of the Heritage brand and products in locations owned by third parties; the length of time required to receive approval from Native American tribes, various related entities and federal regulators with regulatory oversight of the federal-tribal relationship; and those factors set forth in documents of Better World or Pubco filed, or to be filed, with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and related proxy statement/prospectus and other documents filed by Better World or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Better World nor Heritage presently know or that Better World or Heritage currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Better World’s and Heritage’s current expectations, plans and forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Better World and Heritage described above. Better World and Heritage anticipate that subsequent events and developments will cause their assessments to change. However, while Better World and Heritage may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing Better World’s or Heritage’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon any forward-looking statements.

Participants in the Solicitation

Better World and Heritage and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this Current Report on Form 8-K under the rules of the SEC. Information about the directors and executive officers of Better World is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Better World Acquisition Corp., 775 Park Avenue, New York, New York 10021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Better World stockholders in connection with the proposed Transaction is set forth in the registration statement on Form S-4 containing a proxy statement/prospectus filed by Pubco with the SEC with respect to the proposed Transaction. These documents can be obtained free of charge from the sources indicated herein.

Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to the proposed Transaction between Better World and Heritage. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction described herein, Better World and Pubco have filed relevant materials with the SEC, including a registration statement on Form S-4 initially filed by Pubco with the SEC on February 14, 2023, which includes a preliminary proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The definitive proxy statement/prospectus will be sent to all stockholders of Better World. Better World and Pubco will also file other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of Better World are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about the proposed Transaction.

Non-Solicitation

This Current Report on Form 8-K does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
2.1	Amendment No. 1 to Business Combination Agreement, dated as of May 1, 2023, by and among Better World Acquisition Corp., Heritage Distilling Holding Company, Inc., Heritage Distilling Group, Inc. (formerly known as HDH Newco, Inc.), BWA Merger Sub, Inc., HD Merger Sub, Inc., BWA Holdings LLC, in the capacity of SPAC Representative, and Justin Stiefel, in the capacity of Holder Representative.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

Dated: May 1, 2023	By:	/s/ Peter S.H. Grubstein
		Name:	Peter S.H. Grubstein
		Title:	Chief Financial Officer

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